Supplement to the Variable Life Prospectuses

American General Life Insurance Company

Separate Account VL-R

Gemstone Life

Platinum Investor I

The United States Life Insurance Company in The City of New York

Separate Account USL VL-R

Gemstone Life

Effective on or about May 1, 2023, below Underlying Funds of JPMorgan Insurance Trust (the “Acquired Underlying Funds”) were reorganized into the corresponding Underlying Funds of Lincoln Variable Insurance Products Trust (the “Acquiring Underlying Funds”) as shown in the table below.

Acquired Underlying Funds	Acquiring Underlying Funds

JPMorgan Insurance Trust Core Bond Portfolio	LVIP JPMorgan Core Bond Fund

JPMorgan Insurance Trust Mid Cap Value Portfolio	LVIP JPMorgan Mid Cap Value Fund

JPMorgan Insurance Trust Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund

SA JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

The fees and expenses for the Acquiring Underlying Funds are shown in the table below.

Acquiring Fund	Management Fees	Other Expenses	Annual Operating Expenses

LVIP JPMorgan Core Bond Fund	0.40%	0.10%	0.51%*

LVIP JPMorgan Mid Cap Value Fund	0.65%	0.08%	0.73%

LVIP JPMorgan Small Cap Core Fund	0.65%	0.11%	0.76%

LVIP JPMorgan U.S. Equity Fund	0.55%	0.12%	0.67%

*The Annual Operating Expenses for the LVIP JPMorgan Core Bond Fund also include Acquired Fund Fees and Expenses of 0.01%.

Dated: July 19, 2023

Please keep this Supplement with your Prospectus